Nationwide Variable Insurance Trust

American Century NVIT Growth Fund	NVIT Multi-Manager International Growth Fund
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Invesco NVIT Comstock Value Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Developing Markets Fund	NVIT Multi Sector Bond Fund
NVIT Emerging Markets Fund	NVIT Nationwide Fund
NVIT Government Bond Fund	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Short Term Bond Fund
NVIT Large Cap Growth Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
NVIT Money Market Fund

Supplement dated December 10, 2015
to the Statement of Additional Information (“SAI”) dated April 30, 2015

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager Large Cap Growth Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Pyramis Global Advisors, LLC (“Pyramis”) as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”) and approved the appointment of Smith Asset Management Group L.P. (“Smith Group”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, all references to, and information regarding, Pyramis in the SAI are deleted.

3.
As of the Effective Date, the following information replaces the information regarding the NVIT Multi-Manager Large Cap Growth Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 74 of the SAI:

Fund	Subadvisers
NVIT Multi-Manager Large Cap Growth Fund	Massachusetts Financial Services Company Smith Asset Management Group L.P. Winslow Capital Management, LLC

4.	As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 75-78 of the SAI:

Smith Asset Management Group L.P. (“Smith Group”) was established in 1995 as a Delaware limited partnership and is located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201. Smith Group is an

investment advisory firm registered with the SEC and is 100% employee owned. As of September 30, 2015, Smith Group’s assets under management were $2.87 billion.

5.	As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Smith Asset Management Group L.P. (“Smith Group”)

Proxy Voting Procedures
Effective Date – Aug. 1, 2013

Smith Group votes proxies for all clients unless directed otherwise by the client in the advisory agreement or other client directive.

Smith Group has a written policy for the voting of proxies.  Smith Group believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process.  This policy is designed to ensure that these ideals are effectively maintained in accordance with the client’s best interests.

Policies and Procedures

Voting Responsibility and Oversight – An advisory committee has been established by Smith Group that consists of senior members of the management team as well as senior portfolio managers and the CCO.  It is this committee’s responsibility to construct Smith Group’s overall voting guidelines as well as the procedures in order to ensure compliance.  The committee meets quarterly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

Procedures – To ensure proper implementation of Smith Group’s stated proxy guidelines, Smith Group has adopted the following procedures for voting proxies.

•
For each client with whom Smith Group has received stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to Smith Group’s designated voting delegate.

•
Smith Group has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials.  This relationship has been established to help Smith Group with the administrative and research portion of its proxy voting responsibility.

•	Proxy items that do not fall under the stated guidelines set forth by Smith Group are reviewed on a case-by-case basis and voted in the client’s best interest as determined by the proxy committee.
•	Smith Group will make copies of its policies and procedures available to all of its clients upon request. Details on how a particular client’s proxies were voted are also available on request.

Conflicts of Interest – There may be certain situations that arise where Smith Group’s interests potentially conflict with the interests of the client.  These situations could include:

•	Smith Group provides advisory services to public firms that the company also owns in its clients portfolio.
•	Smith Group, its affiliates, and/or its employees have business or personal relationships with public firms that Smith Group also holds in its client portfolios.
•	Smith Group may be partially owned by a publicly traded company whose shares may also be held for its client’s portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

•	If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.
•
If the proxy item does not fall under the specified guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant.  The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of Smith Group’s clients.

Proxy Voting Record Keeping – Smith Group will maintain records of all policies, procedures and guidelines as well as any amendments or updates.  In addition, Smith Group will maintain records of proxy votes recorded for each client and any documentation that was used to determine the basis on which to vote the specific item.  Client requests for documentation will also be maintained by Smith Group in order to comply with current rules and regulations governing proxy voting.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2015)
Smith Asset Management Group L.P.
Stephen S. Smith, CFA	NVIT Multi-Manager Small Company Fund	None
John D. Brim, CFA	NVIT Multi-Manager Small Company Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Smith Asset Management Group L.P. (“Smith Group”)

Portfolio managers receive a base salary comparable with industry standards plus a bonus that reflects overall performance and contribution. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance, client service, quantitative research and marketing.

As a mechanism for retaining key personnel, we have an active program to distribute partnership shares to all key employees. All members of the investment management team are owners of the firm and as such, in addition to their base salary and performance bonuses, they receive dividend distributions which are commensurate with the overall profitability of the firm.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2015)
Smith Asset Management Group L.P.
Stephen S. Smith, CFA	Mutual Funds: 5 accounts, $538.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $7.4 million total assets (1 account, $6.0 million total assets for which the advisory fee is based on performance)
Other Accounts: 91 accounts, $2,208.8 million total assets (2 accounts, $20.3 million total assets for which the advisory fee is based on performance)
John D. Brim, CFA	Mutual Funds: 5 accounts, $538.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $7.4 million total assets (1 account, $6.0 million total assets for which the advisory fee is based on performance)
Other Accounts: 91 accounts, $2,208.8 million total assets (2 accounts, $20.3 million total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Smith Asset Management Group L.P. (“Smith Group”)

Smith Groups management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. Therefore, potential conflicts of interest may arise as a result of managing accounts with investment objectives which are similar to or identical to the Funds’ including, trade allocation and research acquisition whereby the Portfolio Managers could favor one account over another. However, Smith Group has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

6.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager-of-Managers Exemptive Order, with more detailed information about Smith Group.

NVIT Multi-Manager Small Company Fund
1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Neuberger Berman Management LLC (“Neuberger Berman”) as a subadviser to the NVIT Multi-Manager Small Company Fund (the “Fund”) and approved the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, all references to, and information regarding, Judith M. Vale, Robert D’Alelio, Michael L. Bowyer, Brett Reiner and Gregory G. Spiegel are deleted.

3.
As of the Effective Date, the following information replaces the information regarding the NVIT Multi-Manager Small Company Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 75 of the SAI:

Fund	Subadvisers
NVIT Multi-Manager Small Company Fund	Morgan Stanley Investment Management Jacobs Levy Equity Management, Inc. OppenheimerFunds, Inc. Putnam Investment Management, LLC

4.	As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 75-78 of the SAI:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was established in 1986 as a New Jersey corporation and is located at 100 Campus Drive, Florham Park, NJ 07932. Jacobs Levy is an independent, investment advisory firm registered with the SEC with assets under management of $7.6 billion as of September 30, 2015.

5.	As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with its policies and procedures.

Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services, a third party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders.  Jacobs Levy also believes that it is not its role to make moral, environmental or social decisions for companies and therefore generally votes with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.

If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation. Jacobs Levy maintains proxy voting records in accordance with applicable law.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2015)
Jacobs Levy Equity Management, Inc
Bruce I. Jacobs	NVIT Multi-Manager Small Company Fund	None
Kenneth N. Levy, CFA	NVIT Multi-Manager Small Company Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points.  In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2015)
Jacobs Levy Equity Management, Inc
Bruce I. Jacobs	Mutual Funds: 8 accounts, $1,892,709,122 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $1,753,687,492 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 72 accounts, $3,961,608,266 total assets (8 accounts, $2,034,275,116 total assets for which the advisory fee is based on performance)
Kenneth N. Levy, CFA	Mutual Funds: 8 accounts, $1,892,709,122 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $1,753,687,492 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 72 accounts, $3,961,608,266 total assets (8 accounts, $2,034,275,116 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Jacobs Levy uses a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods to provide investment management services to multiple accounts, including the Fund.  The portfolio managers jointly manage all portfolios utilizing this process and with the support of the firm’s other investment professionals.

Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have different investment objectives or may implement investment strategies similar to or different than those of the Fund.  Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the portfolio managers may have a greater ownership or financial interest.

Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages.  Jacobs Levy’s revenue may be increased by its receipt of performance-based fees.  In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts.  Jacobs Levy and the portfolio managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

The portfolio managers manage a number of proprietary accounts alongside client accounts.  These accounts may invest in the same securities that Jacobs Levy recommends to clients, in which case orders for these accounts will be aggregated with orders for clients and traded simultaneously with orders for other clients.  These proprietary accounts may have different investment objectives for different strategies, and may employ investment strategies that differ from those employed on behalf of clients. These different strategies, together with particular tax considerations and investment objectives, may result in decisions that are not necessarily consistent with the decisions made regarding client investments.

Jacobs Levy has adopted and implemented transaction allocation policies and procedures intended to address conflicts of interest relating to the management of multiple accounts.   Each trading day before the market opens, trade orders are determined for each account taking into account investment guidelines, current security holdings, and cash availability. Orders for multiple accounts for the same security are aggregated and traded throughout the day. Uncompleted orders are not carried over to the next trading day.  For uncompleted orders, the executed trades are allocated across participating accounts pro rata, subject to adjustment based on the specific practical factors described below, and a preference for long sales over short sales and for short covers over long purchases. Except in certain specific circumstances, allocations, including these adjustments, are made by an automated allocation algorithm (the “allocator”) after the close of the market. The allocator is designed to reduce the number of small trade tickets. This design feature seeks to reduce commissions and custodial ticket charges paid by the accounts. For example, if Jacobs Levy sought to buy 1,000 shares for each of ten accounts (a total order of 10,000 shares), but only traded 500 shares on the day, the allocator might assign the 500 shares to one randomly chosen account. Under a strict pro-rata allocation, 50 shares would be allocated to each of the ten accounts.

The allocator is also designed to avoid negative cash balances and high cash balances in accounts and to consider compliance with account investment guidelines by either allocating more buy trades (or a portion thereof) to randomly chosen accounts with a high cash balance and fewer to randomly chosen accounts with a negative cash balance, thereby reducing the cash deficit for the negative cash account, or allocating fewer sell trades (or portion thereof) to randomly chosen high cash accounts and more to randomly chosen negative cash accounts, thereby generating cash for the negative cash account. This design feature seeks to accommodate investment guidelines that generally require that Jacobs Levy manage accounts on a fully invested basis.  The allocator does not assign shares of a trade to an account in excess of the number of shares the optimizer indicated for the account before the market open. Deviations from pro rata allocations are made to account for the practical considerations described above and are distributed randomly by the allocator, also as described above, or adjusted by Jacobs Levy without the use of the allocator (“manual adjustments”) in certain specific circumstances.  Manual adjustments are reviewed by compliance staff.

6.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager-of-Managers Exemptive Order, with more detailed information about Jacobs Levy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE